EXHIBIT 10.06

                     MUTUAL RELEASE AND COVENANT NOT TO SUE
                     --------------------------------------

         This Mutual Release and Covenant Not to Sue (the "Release") is made as of the 2nd day of July, 2007 by and between THE SAGEMARK COMPANIES LTD., a New York corporation with offices at 1285 Avenue of the Americas, 35th Floor New York, New York 10019 ("Sagemark") and ROBERT L. BLESSEY, an individual residing at 51 Lyon Ridge Road, Katonah, New York 10536 ("Blessey").

         WHEREAS, pursuant to a restructuring of the management of Sagemark, Blessey has agreed to resign as a member of its Board of Directors and, in connection therewith, Sagemark and Blessey have agreed to enter into this Release, all on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned do hereby agree as follows:

         For and in consideration of Blessey's resignation as a director of Sagemark and for other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged:

         (a) Blessey, and all entities owned (in whole or in part), controlled by, or under common control with Blessey, and their respective officers, directors, shareholders, employees, agents, consultants, heirs, administrators, executors, personal representatives, successors and assigns (hereinafter collectively referred to as the "Blessey Releasors"), do hereby unconditionally and irrevocably release and forever discharge Sagemark, and all entities owned (in whole or in part), controlled by, or under common control with Sagemark, and their respective officers, directors, shareholders, employees, counsel, agents, consultants, heirs, administrators, executors, personal representatives, successors and assigns (hereinafter collectively referred to as the "Sagemark Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, damages, liabilities, judgments, executions, claims and demands whatsoever, in law or in equity (whether known or unknown, liquidated or unliquidated and whether suspected or unsuspected), whether asserted individually, derivatively, or in any other capacity, which the Blessey Releasors, or any of them, ever had, now have or hereafter can, shall or may have against the Sagemark Releasees (or any of them) for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to and including the date hereof, except for:

                  (i) All right, title and interest in and to all shares of capital stock of Sagemark, and all options or warrants to purchase shares of capital stock of Sagemark, owned by Blessey and any affiliate of Blessey (i.e., any entity owned, in whole or in part, by Blessey) and any and all registration rights existing as of the date hereof, or granted in the future to any of them, with respect to such securities of Sagemark, none of which shall be affected by this Release; and

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                  (ii)     That certain promissory note dated July 2, 2007 of
                           Sagemark issued to Blessey in the principal amount of $272,025; and

                  (iii) any claim for indemnification, contribution or for coverage under Sagemark's officer and director professional liability insurance policy; and

                  (iv) any claim against the Sagemark Releasees which cannot be released under applicable law; and

                  (v)      any claim for fraud.

The Blessey Releasors hereby covenant and agree not to sue any of the Sagemark Releasees with respect to any matter or thing covered by or subject to the foregoing release, subject to the exceptions set forth above, and with respect to any suit or proceeding commenced against the Sagemark Releasors to enforce the terms of this Release.

         (b) Sagemark, and all subsidiaries and parents thereof, and all entities owned (in whole or in part), controlled by, or under common control with Sagemark (hereinafter collectively referred to as the "Sagemark Releasors"), do hereby unconditionally and irrevocably release and forever discharge Blessey, and all entities owned (in whole or in part), controlled by, or under common control with Blessey, and their respective officers, directors, shareholders, employees, counsel, agents, consultants, heirs, administrators, executors, personal representatives, successors and assigns (hereinafter collectively referred to as the "Blessey Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, damages, liabilities, judgments, executions, claims and demands whatsoever, in law or in equity (whether known or unknown, liquidated or unliquidated and whether suspected or unsuspected), whether asserted individually, derivatively, or in any other capacity, which the Sagemark Releasors, or any of them, ever had, now have or hereafter can, shall or may have against the Blessey Releasees (or any of them) for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever from the beginning of the world to and including the date hereof, except for:

                  (i) Any claim against the Blessey Releasees which cannot be released under applicable law; and

                  (ii)     any claim for fraud.

The Sagemark Releasees hereby covenant and agree not to sue any of the Blessey Releasors with respect to any matter or thing covered by or subject to the foregoing release, subject to the exceptions set forth above, and with respect to any suit or proceeding commenced against the Blessey Releasees to enforce the terms of this Release.

         No provision of this Release may be amended, modified or waived except by a written instrument executed by Blessey and Sagemark.

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         If any term or provision of this Release is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining terms or provisions hereof, and each term and provision of this Release shall be enforced to the fullest extent permitted by law.

         This Release shall be binding upon each of the Blessey Releasors and the Sagemark Releasors and their respective successors and assigns, and inure to the benefit of the Blessey Releasees and the Sagemark Releasees and their respective successors, assigns, heirs, administrators, executors and personal representatives.

         This Release may be signed in any number of counterparts, each of which, when so executed, shall be deemed to be a binding original and all of which, when taken together, shall constitute one and the same Release.

         This Release shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed within such state, without regard to the conflicts of laws principles thereof.

         Each of the Blessey Releasors and the Sagemark Releasors hereby represents and warrants to the other that this Release has been duly authorized by all required action of the Blessey Releasors and the Sagemark Releasors, as applicable.

         This Release represents the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         In the event that any action or proceeding is commenced to enforce the terms of this Release, the party prevailing therein shall be entitled to reimbursement of all costs incurred by it in connection therewith, including its counsel fees and disbursements.

         IN WITNESS WHEREOF, each of the undersigned has executed this Release as of the 2nd day of July, 2007.


WITNESS:


/s/ CARMEN LANZA                             /s/ ROBERT L. BLESSEY
-----------------------------                -----------------------------------
                                             Robert L. Blessey


WITNESS:                                     THE SAGEMARK COMPANIES LTD.

/s/ GEORGE MAHONEY                           By: /s/ RONALD LIPSTEIN
-----------------------------                    -------------------------------
                                                 Ronald Lipstein, President and
                                                 Chief Executive Officer


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